AMERICAN INDEPENDENCE FUNDS TRUST
(“Trust”)

SUPPLEMENT DATED JANUARY 19, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2017 AS SUPPLEMENTED THROUGH JANUARY 4, 2018

AMERICAN INDEPENDENCE GLOBAL
TACTICAL ALLOCATION FUND
(Ticker Symbols: RMAIX, AARMX, ACRMX)

As of the close of business on January 19, 2018, in accordance with the duties and responsibilities of Manifold Fund Advisors, LLC (“Adviser”), as articulated in the Investment Advisory Agreement between Adviser and the Trust, the Adviser has determined to assume full responsibility for the day to day management of the investment and reinvestment of the assets of the American Independence Global Tactical Allocation Fund (“Fund”), including determining (i) what investments shall be purchased, held, sold or exchanged for the Fund and (ii) what portion, if any, of the assets of the Fund shall be held in cash or money market instruments.

In connection with this change, the current Co-Portfolio Manager of the Fund, Charles McNally, will assume sole responsibility for management of the Fund’s assets.

The current interim sub-adviser to the Fund, W.E. Donoghue & Co., LLC (“WEDCO”), has been instructed that it no longer has authority to (i) make any investment decisions for the Fund, except to provide non-discretionary investment advice to the Adviser regarding its recommendations as to investment and reinvestment of the assets of the Fund or (ii) enter into transactions on behalf of the Fund as to the Fund’s assets. All transactions for the Fund and regarding the Fund’s assets will be made by the Adviser.

This change requires no approval or other action by the Fund’s shareholders.

To effect this change, the Summary Prospectus, the Prospectus and the Statement of Additional Information (“SAI”) are hereby revised to remove all disclosure that states or implies that (i) the interim sub-adviser to the Fund is able to enter into transactions with respect to the Fund and its assets and (ii) the interim sub-adviser is responsible for the day to day management of the investment and reinvestment of the Fund’s assets. In addition, the Prospectus and SAI are revised to delete any disclosure that states or implies that JA Forlines, LLC (which was merged with and into WEDCO as of December 31, 2017) is responsible for making specific decisions about buying, selling and holding the portfolio securities of the Fund or selecting broker-dealers to be used by the Fund. Further, the Prospectus and SAI are hereby revised to delete all disclosure that states or implies that John Forlines is the portfolio manager primarily responsible for the day to day management of the Fund.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE